UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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[ ]	Definitive Proxy Statement
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HECLA MINING COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 25, 2017

HECLA MINING COMPANY

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 27, 2017
Date: May 25, 2017 Time: 10:00 AM PDT
Location:	FAIRMOUNT PACIFIC RIM HOTEL 1038 CANADA PLACE VANCOUVER, BRITISH COLUMBIA CANADA

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement           2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow  è XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

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                                    1) BY INTERNET:     www.proxyvote.com
                                    2) BY TELEPHONE: 1-800-579-1639
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— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX  available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1.	Election of Directors

Nominees

1A	Phillips S. Baker, Jr.

1B	George R. Johnson

The Board of Directors recommends you vote FOR the following proposal(s):

2.	PROPOSAL to ratify and approve the selection of BDO USA, LLP, as independent auditors of the Company for the calendar year ending December 31, 2017.

3.	Advisory resolution to approve executive compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4.	Advisory vote on frequency of executive compensation vote.

The Board of Directors recommends you vote FOR the following proposal(s):

5.	PROPOSAL to approve the Amended and Restated Hecla Mining Company Stock Plan for nonemployee Directors, including to increase to 3,000,000 the number of shares of common stock available for issuance under the Amended and Restated Hecla Mining Company Stock Plan for nonemployee Directors.

6.	PROPOSAL to approve the amendment to the Certificate of Incorporation of the Company increasing the number of authorized shares of common stock of the Company from 500,000,000 to 750,000,000.

7.	PROPOSAL to approve amendments to the Company's Certificate of Incorporation and Bylaws to remove certain 80% supermajority voting provisions.

8.	PROPOSAL to approve amendments to the Company's Certificate of Incorporation and Bylaws to permit shareholders to call special meetings of shareholders in certain circumstances.

Voting items Continued

NOTE:	In their discretion on all other business that may properly come before the meeting or any adjournment or adjournments thereof.

Voting Instructions